Plant and equipment, net (Tables)	12 Months Ended
Jun. 30, 2013
Property, Plant and Equipment [Abstract]
Schedule of components of plant and equipment

	June 30, 2013	June 30, 2012
Buildings and improvements	$11,066,523	$10,833,976
Mine development cost	11,691,720	11,446,035
Machinery and equipment	7,478,106	7,320,964
Other equipment	446,775	436,810
Total	30,683,124	30,037,785
Less accumulated depreciation	(15,413,358)	(13,825,801)
Total plant and equipment, net	$15,269,766	$16,211,984